Adient announces strategic transformation in China March 12, 2021 Exhibit 99.2

Important Information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for the transactions, timing, benefits and outcome of the transactions, use of proceeds from the transactions, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. 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Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Adient’s ability to consummate the transactions that may yield additional value for shareholders, the timing, benefits and outcome of the transactions, the effect of the announcement of the transactions on Adient’s business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the transactions, the failure to satisfy conditions to consummation of the transactions, including the receipt of regulatory approvals (and any conditions, limitations or restrictions placed on these approvals), risks that the transactions disrupts current plans and operations, including potential disruptions with respect to our employees, vendors, clients and customers as well as management diversion or potential litigation, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to execute its turnaround plan, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/ or under a new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the SEC on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. 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Agenda - Transactions overview - Rationale - Use of proceeds & pro forma Adient - Q & A Douglas Del Grosso President and CEO Jeffrey Stafeil Executive VP and CFO

Overview of transactions Adient and Yanfeng Automotive Trim Systems Company Ltd. (YF) will end their Yanfeng Adient Seating Co., Ltd. (YFAS) JV in China. Adient will sell its 49.99% interest in YFAS to YF for ~$1.2B. Adient will acquire certain assets of YFAS – its 50% ownership of Chongqing Yanfeng Adient Automotive Components Co., Ltd. (CQYFAS), bringing Adient’s ownership stake to 75%, and its subsidiary Yanfeng Adient (Langfang) Seating Co., Ltd. (YFAS-LF). YF will operate remainder of YFAS as a wholly owned enterprise. Adient is also selling its minority interests in certain other JVs with YFAS to YF. Cash received by Adient: ~$1.5B before tax, or ~$1.4B after tax, after acquisition of CQYFAS and YFAS-LF. ~$800M of cash to be received by Adient on or before closing (including dividends); ~$700M of cash to be received by calendar year end. Upon closing, CQYFAS and YFAS-LF will be consolidated/controlled by Adient: Sales of ~$700M - $800M with EBITDA margins historically over 10%. The transactions, which are subject to customary government and regulatory approvals, and certain PRC state-owned asset required approvals and processes, are expected to be completed in the second half of calendar year 2021. In conjunction with the YFAS transaction, Adient has signed an agreement with Chongqing Boxun Industrial Co., Ltd. (Boxun), its joint venture partner in CQYFAS. The agreement provides Boxun with a put right to sell; and, if exercised, requires Adient to buy Boxun’s 25% interest in CQYFAS.  The put right (valued at ~$125M) is contingent upon the closing of the YFAS transaction. After closing, if Adient buys Boxun’s 25% interest, Adient would own 100% of CQYFAS. Separately, Adient previously agreed to sell its 50% equity interest in Shenyang Jinbei Adient Automotive Components Co., Ltd. (SJA), to Shenyang Jinchen Automobile Technology Development Co. Ltd. (Jinchen), an entity 100% beneficially owned by Jinbei Automotive Company Limited (Jinbei), for $58M. Closing expected in the first half of calendar year 2021. YFAS transactions 1 SJA transaction 1 - Cash proceeds from YFAS transactions based on current USD to RMB exchange rate

Post transactions, Adient China business projected to have ~$4.5B in sales and extensive customer and geographic coverage

ADIENT

- Upon closing of the YFAS, CQYFAS and SJA transactions, Adient China will have **9 major entities with ~12,000 employees & projected sales of ~$4.5B in FY21,** covering high-growing segments, incl. Premium, Japanese & EV
- Adient China will have **3 Global Tech Centers with over 800 engineers**, and complete in-house engineering capabilities
- **Approximately one-fourth of business** in China would be **consolidated**
- Positions Adient as **Top 3 complete seat players in China market (~12% share in rapidly growing NEV market)**
- **Sales content improved by ~10%**


North
Daqing
Changchun
Shenyang
Beijing
Langfang
Dalian
Tianjin
Hefei
Xi'an
Shanghai
Hangzhou
Chengdu
Wuhan
Nanchang
Ningbo
Chongqing
West & Central
Changsha
Liuzhou
Foshan
Guangzhou
South

Region	Operations	OEM Customers	Main growth engines
North	CFAA BJA[1]	FAW-VW, Audi, FAW-Toyota Hyundai, Daimler	**Premium** Audi Daimler **Japanese** Toyota **Int'l** VW
South	GAAS[1] CAA	GAC-Honda, GAC-Toyota, GAC-Mitsu,	**Japanese** Honda, Toyota, Mitsubishi
West & Central	CQYFAS[1]	Ford Volvo NIO Xpeng	**Premium** Lincoln Volvo **EV**, NIO, Xpeng
Components	Keiper (mechs.) FAA (mechs) YFAT (trim) Langfang[1] (metal)	All OEMs Exporting Dai/Hyundai	

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Adient - PUBLIC

1. Post closing (incl. majority owned JVs and wholly owned entities)

Rationale Aligns with China auto industry trend in post-JV era Global manufacturers such as Tesla, VW, BMW have moved towards majority-owned business model and away from JV model after China abolished its JV requirements in 2018 with OEMs Similar trend taking place with leading Chinese manufacturers Enables Adient to drive strategy in China independently and opportunity to capture growth in profitable and expanding segments (Japanese manufacturers, luxury, EVs, etc.) Improves integration of Adient China operation – potential to achieve significant synergies across multiple locations Will provide more certain value realization relative to status quo where cash and value is generated from dividends at entities not in Adient’s control Monetizes significant value that has accumulated at the JV without jeopardizing future opportunities for growth The transaction is consistent with other strategic actions the company has completed recently to further its portfolio optimization strategy, which includes focusing on Adient’s profitable, large-volume core seating business YFAS transaction SJA transaction

Use of proceeds / pro forma Adient

Use of proceeds

- Adient intends to use the anticipated after-tax proceeds of ~$1.4B for:
  - Debt repayment (consistent with the company's near-term capital allocation plans),
  - Ability to fund Boxun's put right, if exercised (~$125M), and other corporate purposes

Pro forma Adient

(post closings, compared to the company's current FY21 outlook) [1]

- Consolidated sales expected to increase annually by ~$700M - $800M
  - Unconsolidated sales expected to decline annually by ~$3.5B - $4.0B
- Consolidated EBITDA expected to increase annually by ~$90M - $100M
- Equity income expected to decline annually by ~$155M
- Net leverage target between 1.5x – 2.0x (dependent on level of debt repayment and other uses of proceeds)

Transformational change in Adient's future earnings profile and balance sheet

- - - - -

Net income and EPS accretive [2], driven by significantly lower debt levels and the corresponding benefit of lower financing costs

1 – FY21 outlook provided with Adient's Q1FY21 earnings results released on Feb. 5, 2021

2 – Post closing and assuming approximately $2B of debt paydown by December 2021, annual interest expense estimated at ~$100M (vs. guidance of $235M in FY21) and cash taxes increasing by ~$10M

Cash proceeds from YFAS transactions based on current USD to RMB exchange rate

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Adient - PUBLIC

Title / Date / Public-Internal-Confidential-Restricted Q & A